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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  October 29, 1998



                          APACHE MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                           000-20805                          23-2476415
(State or other jurisdiction of         (Commission File Number)               (I.R.S. Employer
 incorporation or organization)                                               Identification No.)

                 1650 Tysons Boulevard, McLean, Virginia  22102
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code  (703) 847-1400

                                      None

  -------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)     Previous Independent Accountants

                 (i) On October 29, 1998, APACHE Medical Systems, Inc. (the "Company") accepted the resignation of Arthur Andersen LLP ("Andersen") as the Company's independent public accountant effective the earlier of December 15, 1998, or the date that the Company engages another independent public accountant.

                 (ii) Andersen served as the Company's independent public accountant for the 1997 fiscal year. Andersen's report on the Company's financial statements for the 1997 fiscal year did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                 (iii) The action was mutually agreed upon between Andersen and the Company, and no recommendation or approval of the Company's Finance and Audit Committee was sought.

                 (iv) During the 1997 fiscal year and the subsequent interim period from January 1, 1998 to October 29, 1998, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make a reference to the subject matter of the disagreements in connection with its report in the financial statements for such year.

                 (v) There were no reportable events as described in Item 304 of Regulation S-K.

                 (vi) The Company provided Andersen with a copy of this report no later than the date this report was filed with the Securities and Exchange Commission and has requested that Andersen furnish it with the letter described in Item 304(a)(3) of Regulation S-K. A copy of the letter from Andersen to the Securities and Exchange Commission described in Item 304(a)(3) of Regulation S-K is filed as Exhibit 16.1 hereto.

         (b)     New Independent Accountants

                 (i) The Company has commenced the process of interviewing and engaging a new auditor to replace Andersen.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Businesses Acquired.

                 Not Applicable.

         (b)     Pro Forma Financial Information.

                 Not Applicable.

         (c)     Exhibits.

                 The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  APACHE MEDICAL SYSTEMS, INC.


Date:  November 3, 1998           By: /s/  Peter Gladkin
                                     -----------------------------------------
                                          Peter Gladkin
                                          President and Chief Executive Officer





                                      S-1
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                          APACHE MEDICAL SYSTEMS, INC.

                        EXHIBIT INDEX TO FORM 8-K REPORT

Exhibit          Description
-------          -----------

16.1             Letter from Arthur Andersen LLP dated November 3, 1998.





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